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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) JULY 19, 1996
                                                          -----------------

                              HANOVER DIRECT, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     1-12082
                           --------------------------
                            (Commission File Number)

             DELAWARE                                         13-0853260
     -------------------------                           --------------------
   (State or other jurisdiction                            (I.R.S. Employer
         of incorporation)                              Identification Number)


       1500 HARBOR BOULEVARD
       WEEHAWKEN, NEW JERSEY                                    07087
    --------------------------                               -----------
      (Address of principal                                  (Zip Code)
        executive offices)











        Registrant's telephone number, including area code (201) 863-7300
                                                           --------------

   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5. Other Events

         Hanover Direct, Inc., a Delaware corporation (the "Company"), commenced a distribution of transferable subscription rights (such rights, the "Rights" and such distribution, the "Rights Offering") to subscribe for and purchase additional shares of common stock, par value $.66-2/3 per share (the "Common Stock"), to the holders of record of its Common Stock, its 6% Series A Convertible Additional Preferred Stock, par value $.01 and stated value $10.00 per share (the "Series A Preferred Stock"), and its Series B Convertible Additional Preferred Stock, par value $.01 and stated value $10.00 per share (the "Series B Preferred Stock"), outstanding as of the close of business on Thursday, July 18, 1996 (the "Record Date").

         In connection with the Rights Offering, the Company entered into a Subscription Agency Agreement with American Stock Transfer & Trust Company ("AST&T"), the Transfer Agent and Registrar of the Common Stock, pursuant to which AST&T was appointed as Subscription Agent for the Rights Offering. A copy of the Subscription Agency Agreement dated July 18, 1996 is attached hereto as Exhibit A. Also in connection with the Rights Offering, the Company entered into a Standby Purchase Agreement with NAR Group Limited ("NAR") providing for the purchase by NAR of all shares that are not purchased through the exercise of any non-exercised Rights if certain conditions are met. A copy of the Standby Purchase Agreement dated July 18, 1996 is attached hereto as Exhibit B.

         Rights have also been distributed to participants in the Company's 1994 Bonus Plan, 1995 Bonus Plan and All-Employee Equity Investment Plan with respect to the unvested shares granted to participants under each of these plans. Forms of correspondence pertaining to the Rights distributed to participants in each of the above plans are attached hereto as Exhibit C1, Exhibit C2 and Exhibit C3, respectively.

         Also attached hereto as Exhibit D is the form of Certification and Request For Additional Rights that allows broker-dealers registered with the Securities and Exchange Commission, commercial banks or trust companies, securities depositories or participants therein, or nominees therefor to request additional Rights on behalf of the beneficial owners thereof since, in connection with the Rights Offering, each holder of Common Stock will receive
 .51 Rights for each share of Common Stock held on the Record Date, each holder of Series A Preferred Stock will receive 3.72 Rights for each share of Series A Preferred Stock held on the Record Date and each holder of Series B Preferred Stock will receive .74 Rights for each share of Series B Preferred Stock held on the Record Date and any fractional Right will be rounded up to the nearest whole number.

         Finally, attached hereto as Exhibit E is a revised form of Subscription Certificate distributed in connection with the Rights Offering.

Item 7. Exhibits.

        (c)  Exhibits

             A. Subscription Agency Agreement dated as of July 18, 1996, by and between the Company and American Stock Transfer
                 & Trust Company.

             B. Standby Purchase Agreement dated as of July 18, 1996, by and between the Company and NAR Group Limited.

             C1. Form of Letter to Participants in the Company's 1994 Bonus
                 Plan.

             C2. Form of Letter to Participants in the Company's 1995 Bonus
                 Plan.

             C3. Form of Letter to Participants in the Company's All-Employee
                 Equity Investment Plan.

             D.  Form of Certification and Request for Additional Rights.

             E.  Form of Subscription Certificate.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HANOVER DIRECT, INC.
                              ------------------------------------
                                       (Registrant)


July 25, 1996                 By:      /s/Wayne P. Garten
                              ------------------------------------
                              Name:    Wayne P. Garten
                              Title:   Executive Vice
                                       President & Chief Financial Officer



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                                 EXHIBIT INDEX

    Exhibit  A.  Subscription Agency Agreement dated as of July 18, 1996, by and between the Company and American Stock Transfer
                 & Trust Company.

    Exhibit  B.  Standby Purchase Agreement dated as of July 18, 1996, by and between the Company and NAR Group Limited.

    Exhibit  C1. Form of Letter to Participants in the Company's 1994 Bonus
                 Plan.

    Exhibit  C2. Form of Letter to Participants in the Company's 1995 Bonus
                 Plan.

    Exhibit  C3. Form of Letter to Participants in the Company's All-Employee
                 Equity Investment Plan.

    Exhibit  D.  Form of Certification and Request for Additional Rights.

    Exhibit  E.  Form of Subscription Certificate.



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